SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[ ]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials


                         Handy Hardware Wholesale, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
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________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:
________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:
________________________________________________________________________________
     3)   Filing Party:
________________________________________________________________________________
     4)   Date Filed:
________________________________________________________________________________

                         HANDY HARDWARE WHOLESALE, INC.
                               8300 Tewantin Drive
                              Houston, Texas 77061






Dear Shareholder:

     You are cordially invited to attend the annual meeting of the shareholders of Handy Hardware Wholesale, Inc. (the "Company") which will be held at 7:00 p.m. on Monday, April 18, 2005 in the Grand Ballroom Salon AB of the Hobby Airport Hilton Hotel, 8181 Airport Blvd., Houston, Texas. Information about the business of the meeting is set forth in the formal meeting notice and Proxy Statement on the following pages.

     It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting in person, please vote on the matters to be considered and sign, date and return your proxy in the enclosed envelope by April 8, 2005. You may revoke your proxy at any time prior to its use in the ways explained in the enclosed Proxy Statement, including by attending the meeting and voting in person.

     It is always a pleasure to meet with our shareholders, and we look forward to seeing as many of you as possible at the annual meeting.


                                   Sincerely,


                                  /s/ Don Jameson
                                  -------------------------------------------
                                  Don Jameson
                                  President and Chief Executive Officer

March 25, 2005

                         HANDY HARDWARE WHOLESALE, INC.
                               8300 Tewantin Drive
                              Houston, Texas 77061


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To be held April 18, 2005



To the Shareholders of
Handy Hardware Wholesale, Inc.:

     The annual meeting of shareholders of Handy Hardware Wholesale, Inc. (the "Company") will be held on Monday, April 18, 2005, at 7:00 p.m., in the Grand Ballroom Salon AB of the Hobby Airport Hilton Hotel, 8181 Airport Blvd.,
Houston, Texas, for shareholders to consider and vote upon the following proposals:

     1.   To elect four directors of the Company; and

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on February 25, 2005, as the record date for determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof. All shareholders are cordially invited to attend the meeting.

     For your convenience, there is enclosed a return envelope, requiring no postage, for use in returning your proxy. You may revoke your proxy at any time prior to its use in the ways explained in the attached proxy statement, including by attending the meeting and voting in person. Your prompt return of the proxy card will ensure a quorum and save the Company the expense of further solicitation.

                                          By Order of the Board of Directors


                                          /s/ Tina S. Kirbie
                                          -----------------------------------
                                          Tina S. Kirbie
                                          Secretary

Houston, Texas
March 25, 2005

                         HANDY HARDWARE WHOLESALE, INC.


                                 Proxy Statement
                                       for
                  April 18, 2005 Annual Meeting of Shareholders



                               GENERAL INFORMATION

     This Proxy Statement, with the enclosed proxy card, is first being mailed to the shareholders of Handy Hardware Wholesale, Inc. (the "Company" or "Handy Hardware") on or about March 25, 2005, in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the annual meeting of shareholders, which will be held in the Grand Ballroom Salon AB of the Hobby Airport Hilton Hotel, 8181 Airport Blvd., Houston, Texas at 7:00 p.m. on Monday, April 18, 2005, or at any adjournment thereof. The accompanying Notice of Annual Meeting of Shareholders sets forth the purposes of the annual meeting. The shares represented by proxies in the form solicited by the Board of Directors will be voted at the meeting. Where a choice is specified with respect to a matter to be voted upon, the shares represented by the proxy will be voted in accordance with such specification. If no choice is specified, such shares will be voted by the individuals designated on the proxy card in favor of all four nominees for director, and in their discretion on such other matters that may come before the meeting. A shareholder may revoke a proxy at any time before its exercise by executing a subsequent proxy, personally appearing at the meeting and casting a contrary vote or giving notice of revocation to the Secretary of the Company; provided, however, no such revocation shall be effective until notice of revocation has been received by the Company at or prior to the annual meeting.

     Only the record holders of the Company's Class A Common Stock, $100.00 par value, are entitled to receive notice of and to vote at the meeting. At the close of business on February 25, 2005 (the "Record Date") the Company had 10,240 shares of Class A Common Stock issued and outstanding, the holders of which are entitled to one vote per share. Each Shareholder holds 10 shares of Class A Common Stock. The presence, in person or by proxy, of a majority of the shares of Class A Common Stock is necessary to constitute a quorum to transact business.

     The Annual Report to Shareholders covering the fiscal year ended December 31, 2004 has been mailed along with this Proxy Statement to each shareholder entitled to vote at this meeting.

     The cost of soliciting proxies will be borne by the Company. Solicitation of proxies will be primarily by mail. Following the original mailing of the proxy soliciting material, regular employees, officers or directors of the Company may also solicit proxies by telephone, facsimile or in person.

     The principal executive offices of the Company are located at 8300 Tewantin Drive, Houston, Texas 77061, and its telephone number is (713) 644-1495.

                              ELECTION OF DIRECTORS


Nominees for Election

     At the annual meeting of shareholders, three Class B directors are to be elected for three year terms, and one additional director, who shall also serve as the President of the Company, is to be elected for a one year term. The following four persons have been nominated for election at the 2005 annual meeting as members of the Board of Directors:

                                         If Elected, Term as
         Nominee                         Director Will Expire
         -------                         --------------------
         Ken Blackmon                            2008
         Susie Bracht-Black                      2008
         Suzanne Elliott                         2008
         Don Jameson                             2006


     Each of these nominees is currently a director of the Company. For further information on the nominees, see "Directors and Executive Officers" herein.

     The Board of Directors has positions for up to ten members. See "Information Regarding Directors and Director Nominees" below. The Bylaws of the Company provide for three classes of directors and each year the shareholders of the Company are to elect directors in one of these classes, each to serve a three year term or until his or her successor is chosen and qualified. The directors are divided into classes based on the year of their election, and not based on any specific qualification as a director or any other criteria. In addition to the Class A, B and C directors, the Bylaws provide that one member of the Board of Directors, who shall also serve as the President of the Company, is to be elected for a one-year term, and need not be a shareholder of the Company. The directors who are divided into the three classes must be shareholders or individuals who are owners, directors or officers of shareholders. To be elected, a nominee must receive a majority of the votes cast for his position. Unless a shareholder otherwise specifies therein, each proxy will be voted in favor of the nominees for directors listed. In case any nominee shall for any reason become unavailable or unable to serve as a director, unless a contrary choice is indicated, all proxies will be voted for the election of such person as the individuals named in the enclosed proxy deem appropriate. Management is not aware of any circumstances likely to cause any of the nominees to become unavailable for election as a director.


       THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR"
         THE ELECTION AS DIRECTORS OF KEN BLACKMON, SUSIE BRACHT-BLACK,
                        SUZANNE ELLIOTT AND DON JAMESON.

Information Regarding Directors and Director Nominees

     Mr. Blackmon, Ms. Bracht-Black, Ms. Elliott and Mr. Jameson, who are all currently directors, are the nominees for election as directors. The following table sets forth certain information relating to the current directors of the Company, which includes the director nominees, and their periods of service:


                                                                                Director         Term as Director
      Name                                Age             Position                Since             Will Expire
      ----                                ---             --------                -----             -----------
      Doug Ashy, Jr.                       52             Director                2000            2007 - Class A

      Terrill Bartlett                     48             Director                2004            2006 - Class C

      Ken Blackmon                         57             Director                2004            2005 - Class B

      Susie Bracht-Black                   49     Vice Chairperson of the         1993            2005 - Class B
                                                           Board

      Craig E. Blum                        47             Director                2000            2006 - Class C

      Suzanne Elliott                      41             Director                2002            2005 - Class B

      William R. Hill                      55             Director                2001            2007 - Class A

      Don Jameson                          53      Director and President         2002                 2005

      Jimmy T. Pate                        57     Chairperson of the Board        1998            2007 - Class A

      Leroy Welborn                        69             Director                1994            2006 - Class C

     Jerry Donald Jameson, Jr., 53, has served as President and Chief Executive Officer since January 2002, and as Chief Operating Officer and Executive Vice President from August 2001 to January 2002. From 1997 until August 2001, Mr. Jameson served as Chief Financial Officer of C. H. Taylor & Associates, a manufacturer's representative.

     Each of the director nominees and the current directors whose terms of office will continue after the annual meeting of shareholders, other than Mr. Jameson, has been engaged for more than the past five years as a proprietor, executive officer, director and/or shareholder of a Member-Dealer firm engaged in the retail hardware business, as summarized in the following table:


           Name                       Member-Dealer                        Location            Employed Since
           ----                       -------------                        --------            ---------------
Doug Ashy, Jr.              Doug Ashy Building Material, Inc.          Lafayette Louisiana            1973

Terrill Bartlett            T. W. Bartlett Lumber, Inc.                Canadian, Texas                1970

Ken Blackmon                Ken's Discount Building Material, Inc.     El Dorado, Arkansas            1973

Susie Bracht-Black          Bracht Lumber Company, Inc.                Rockport, Texas                1971

Craig E. Blum               Woodson Lumber Company                     Caldwell, Texas                1975

Suzanne Elliott             O'Day Rental and Supply, Inc.              Pearland, Texas                1984

William R. Hill             Bobkat Enterprises, Inc.                   Commerce, Texas                1996

Jimmy T. Pate               Pate's Hardware, Inc.                      Comanche, Texas                1988

Leroy Welborn               Best Electric & Hardware Company           Tulsa, Oklahoma                1977

Information Regarding the Executive Officers

     The following table sets forth certain information relating to the executive officers of the Company and their periods of service:

                                                                                 Executive Officer
         Name                 Age            Office                                     Since
         ----                 ---            ------                                     -----

    Don Jameson               53     President, Chief Executive Officer                  2001

    Tina S. Kirbie            57     Executive Vice President, Chief Financial           1981
                                     Officer, Secretary and Treasurer

    Duwayne R. Maurer         56     Chief Operating Officer and Vice President of       1995
                                     Management Information Systems

    David W. Washburn         63     Vice President of Warehouse Delivery Operations     1995

    R. Ken Harvey             55     Vice President of Membership and Dealer             2000
                                     Services

Meetings, Committees and Compensation of the Board of Directors

Meetings

     During the Company's fiscal year ended December 31, 2004, the Board of Directors of the Company held five meetings. Each director attended 100 percent of the board meetings and meetings of committees of which he or she is a member. Each director is paid $750 per meeting attended and the members of the executive committee are paid $450 per executive committee meeting attended.

     The Company does not have any requirement that directors attend the annual meeting of shareholders; however, all ten members of the Board of Directors attended last year's annual meeting of shareholders, and are expected to be in attendance at this year's annual meeting.

Committees

     The following sets out the committee memberships of the members of the Board of Directors as of March 25, 2005.

-     Nominating Committee

     The Company has a standing Nominating Committee, consisting of the Chairperson of the Board and three other directors and one non-director shareholder. The Nominating Committee is in the process of developing a charter. The Nominating Committee is charged with the responsibility of selecting nominees for director each year, one of whom will also serve as President, to be presented at the Company's annual shareholders' meeting. The Nominating Committee generally meets in February of each year, and held one meeting during the year ended December 31, 2004, at which they selected nominees for the 2004 annual meeting. At its February 2005 meeting, the Nominating Committee selected four nominees for the Board of Directors to be voted on by the shareholders at the 2005 annual meeting. The 2005 Nominating Committee is composed of Suzanne Elliott (Chairperson), Jimmy T. Pate (as a nonvoting member in his capacity of Chairperson of the Board), Craig Blum, Weldon Bailey and William R. Hill. All four directors on the Nominating Committee are "independent" based on the definition of "independence" pursuant to Item 303A of the New York Stock Exchange Corporate Governance Rules.

     The Nominating Committee has a policy that it will consider the names of potential nominees for director submitted in writing by a shareholder of the Company. See "Shareholder Proposals for 2006 Annual Meeting." There are no prescribed qualifications or skills that the Nominating Committee believes must be possessed by a nominee to qualify for the Company's Board of Directors. The Nominating Committee identifies potential nominees through recommendations from shareholders, regional district managers and management. The Nominating Committee does not evaluate nominees recommended by shareholders on a different basis than that used to evaluate other nominees.

-    Audit Committee

     The Company has no audit committee and no "audit committee financial expert" as that term is defined by the Securities and Exchange Commission. Those functions are performed by the Board of Directors as a whole. The Board of Directors does not maintain a separate written charter to detail the specific audit committee functions it performs. A report of the Board of Directors functioning in the place of an audit committee appears under the caption "Report of the Board of Directors Acting as the Audit Committee of the Company" below.

-    Compensation Committee

     The Company has a Compensation Committee consisting of a Chairperson, Leroy Welborn, and one other director, who is currently Ken Blackmon. The Compensation Committee is charged with setting the criteria used to determine the compensation of the Company's President and making its recommendation regarding the President's compensation to the Board of Directors as a whole for approval. The compensation Committee held one meeting during 2004.

Compliance with Section 16 of the Exchange Act

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock of the Company. Officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of Forms 3, 4 and 5 furnished to the Company during 2003, if any, the Company's officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements, with the exception of the Form 3 for Terrill Bartlett which was filed 17 days after his appointment as a director to fill the vacancy created by the resignation of Ben Jones.

Code of Ethics

     The Company has adopted a Code of Ethics for its Chief Financial Officer and Chief Executive Officer. This Code of Ethics is available free of charge by sending a written request to Tina S. Kirbie at Handy Hardware Wholesale, Inc., 8300 Tewantin Drive, Houston, Texas 77061 or by e-mail to tkirbie@handyhardware.com. The Company intends to report any waivers from or amendments to this Code of Ethics on Item 5.05 of Form 8-K.

EXECUTIVE COMPENSATION

     The following table sets forth certain summary information regarding compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and Executive Vice President for the last three fiscal years and the Company's Vice President-Membership and Marketing for the last fiscal year. No other executive officer of the Company earned more than $100,000 for fiscal year 2004.



                           SUMMARY COMPENSATION TABLE

                                                                                                        All Other
                                                                     Annual Compensation               Compensation
                                                             ------------------------------------      ------------
Name and Principal Position              Year                  Salary                  Bonus
---------------------------              ----                ------------           ------------
Jerry Donald Jameson                     2004                  $ 175,000              $ 115,000            $  15,3981 (1)
Chief Executive Officer                  2003                  $ 175,000              $ 105,000            $  13,1832 (2)
                                         2002                  $ 165,000              $  85,000            $   7,7173 (3)

Tina S. Kirbie                           2004                  $  79,000              $  60,000            $   4,1404 (4)
Executive Vice President                 2003                  $  78,000              $  55,000            $   3,8924 (4)
                                         2002                  $  78,000              $  52,918            $   3,8304 (4)

R. Ken Harvey                            2004                  $  80,091              $  18,460            $   3,8355 (5)
Vice President-Membership and
Marketing

-----------------------------

1. Includes $3,750 paid in 2004 as compensation for services as a director, a $3,638 benefit for a company car and a $8,010 contribution by the Company on behalf of Mr. Jameson to the Company's 401(k) Profit Sharing Plan.

2. Includes $3,750 paid in 2003 as compensation for services as a director, a $3,433 benefit for a company car and a $6,000 contribution by the Company on behalf of Mr. Jameson to the Company's Employee 401(k) Profit Sharing Plan.

3. Includes $3,750 paid in 2002 as compensation for services as a director and a $3,967 benefit for a company car.

4. Includes contributions by the Company on behalf of Ms. Kirbie to the Company's 401(k) Profit Sharing Plan, totaling $4,140, $3,892 and $3,830 for the years ended December 31, 2004, 2003 and 2002, respectively.

5. Includes $846 paid in 2004 for a company car and a $2,989 contribution by the Company on behalf of Mr. Harvey to the Company's 401(k) Profit Sharing Plan. Mr. Harvey's compensation for 2003 and 2002 did not exceed $100,000.

Employment Contract with Chief Executive Officer

     On November 13, 2001, the Company entered into its initial employment contract with Mr. Jameson, effective as of August 20, 2001, the date he joined the Company. Mr. Jameson initially served as Chief Operating Officer and became Chief Executive Officer upon Mr. Tipton's retirement on January 2, 2002. On December 16, 2003, the Executive Committee recommended, and the Board of Directors approved, extending the term of Mr. Jameson's employment agreement and maintaining his salary of $175,000 a year until December 31, 2004. On February 17, 2005, the Board of Directors approved the Compensation Committee's recommendation to extend the term of Mr. Jameson's employment agreement and maintain his salary of $175,000 a year until December 31, 2005. If the Company terminates Mr. Jameson's employment, he is entitled to receive his remaining compensation under the employment contract.


           REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION


Chief Executive Officer Compensation for 2004

     The compensation of the Company's Chief Executive Officer is established by the Company's Board of Directors as a whole, following recommendations from the Compensation Committee. Mr. Jameson served as the Company's Chief Executive

Officer during all of 2004. His compensation consists principally of salary and an annual bonus. Because of the nature of the Company's securities and the absence of any public market for these securities, the Company has no stock option or other stock incentive plans.

     Currently, the salary of the Company's Chief Executive Officer is established in advance at approximately a one-year interval, and is reflected in periodic amendments to his employment agreement with the Company. See "Employment Contract with Chief Executive Officer" above. Mr. Jameson's bonus is paid in December each year, based on a recommendation from the Compensation Committee.

     The Compensation Committee believes that the best measure of the Company's success and of the Chief Executive Officer's performance is the growth in its sales. Accordingly, in making its recommendations as to the Chief Executive Officer's salary and bonus, the Compensation Committee principally considers the growth in the Company's sales, but also considers other factors such as those discussed below. The Compensation Committee's consideration of these factors is subjective in character, without utilization of a formula or strict numerical criteria. Performance factors considered in the typical public company, such as growth in earnings and earnings per share, stock price performance and return on equity, are not relevant to a hardware cooperative such as the Company because the Company's shareholders invest in the Company to obtain access to the services it provides, not in expectation of a return on their investment.

     The Compensation Committee may also recommend increases in the Chief Executive Officer's compensation if it believes his compensation is less than that paid to chief executive officers of companies with comparable sales revenues. The Compensation Committee has not created any particular group of companies for comparison purposes, or otherwise engaged in a systematic review of executive compensation at comparable companies. Instead, the Committee derives information on executive compensation at other companies in an unstructured manner, principally from trade journals and business publications.

     The Compensation Committee's recommendations regarding Mr. Jameson's salary in 2004 and its decision in December 2004 to pay him a year-end bonus of $115,000 for 2004, were based principally on the following factors:

     o The Company's sales have steadily grown in recent years, from $186,449,447 in 2002 to $189,068,660 in 2003 to $198,327,611 in 2004.

     o    Mr.  Jameson  has  led  initiatives  which  have  improved   warehouse
          operations, including processes and procedures to fill Member-Dealer orders accurately.

     o Mr. Jameson has introduced innovations in Company marketing and in employee relations.

     o The Committee determined that Mr. Jameson's compensation may be somewhat less than the compensation of chief executive officers of companies with comparable sales revenues.


Other Executive Officers

     Compensation for other executive officers of the Company is normally determined by the Board of Directors based upon recommendations made by the Chief Executive Officer. These recommendations are generally based upon Mr. Jameson's subjective assessment of individual job performance and an attempt to retain the Company's executives. Unlike the Chief Executive Officer's compensation, compensation to other executive officers is not based upon the Company's performance in increasing sales, but is based on a combination of measurements of Company performance and individual performance. The compensation of the other executive officers has increased steadily but moderately in recent years.

                                            Compensation Committee


                                            LEROY WELBORN (CHAIRPERSON)
                                            KEN BLACKMON

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     No shareholder is the beneficial owner of more than five percent of any class of the Company's voting securities.

     The following table shows the number of shares of Class A Common Stock, Class B Common Stock and Preferred Stock beneficially owned as of February 28, 2005 by each of the directors, nominees for director, and all executive officers and directors as a group.

                                                        Amount and Nature of Beneficial Ownership (1)
                                                  Class A                 Class B                 Preferred
                                              Common  Stock             Common  Stock               Stock
                                        ------------------------ ------------- ----------- ------------ -----------
        Doug Ashy, Jr.                      10            0.1%           707     0.8%             757       0.8%

        Terrill Bartlett                    10            0.1%           450     0.5%             540       0.6%

        Ken Blackmon                        10            0.1%           281     0.3%             281       0.3%

        Susie Bracht-Black                  10            0.1%         1,168     1.3%           1,183       1.3%

        Craig E. Blum                       10            0.1%         1,163     1.3%           1,237       1.4%

        Suzanne Elliott                     10            0.1%           763     0.9%             763       0.8%

        William R. Hill                     10            0.1%           665     0.8%             675       0.7%

        Don Jameson                         --             --             --      --               --        --

        Jimmy T. Pate                       10            0.1%           803     0.9%             823       0.9%

        Leroy Welborn                       10            0.1%           280     0.3%             280       0.3%

        All directors, nominees and
        executive officers as a group
        (14 persons)2                       90            0.9%         6,280     7.2%           6,539       7.3%
__________________________

1. All share figures are rounded up to the nearest whole share. All percentages are rounded to the nearest tenth of a percent. Columns may not total due to rounding. Shares shown as beneficially owned by the directors are owned of record by the Member-Dealer entity affiliated with each director. In some cases, the directors share voting and investment powers with other members of management of their affiliated entities. In one case, the director does not hold any of the voting or investment power with respect to the shares owned by the Member Dealer's entity, all such power being held by other members of management of the affiliated entity.

2. None of the Company's executive officers, including Mr. Jameson, own any shares in the Company.


                           RELATED STOCKHOLDER MATTERS

     No class of the Company's stock is listed on an exchange or traded in any public trading market.

     The Company does not maintain any equity compensation plan under which its securities are authorized for issuance to employees or non-employees.

     The Company is not aware of any contractual arrangements, the operation of which may at a subsequent date result in a change in control of the Company. No change of control in the Company occurred in 2004.

                                PERFORMANCE GRAPH

     Under rules adopted by the SEC in 1992, each publicly owned company is required to provide in its proxy statement a line graph comparing, for the previous five years, the cumulative total return on its common stock with the cumulative total return of a broad equity market index and an industry index or peer group. The Company cannot provide this graph because there is no meaningful information with respect to cumulative return on any class of the Company's capital stock. The Company's shareholders invest in the Company to obtain access to the services provided by the Company, not in expectation of a return on their investment in the Company's capital stock. The Company's Class A Common Stock, Class B Common Stock and Preferred Stock are issued only to Member-Dealers and, to the Company's knowledge, are currently owned only by Member-Dealers and former Member-Dealers. Each share of the Company's capital stock is issued for a price of $100, and, if repurchased by the Company, is repurchased at a price of $100. No class of the Company's capital stock is listed on an exchange or traded in any other public trading market. The Company is not aware of any sales or other trades of any shares of the Company's capital stock, other than the repurchases by the Company for the same $100 originally paid.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Each of the directors whose term of office will continue after the annual meeting of the shareholders and each nominee for director of the Company (other than Mr. Jameson) is affiliated with at least one company that is a Member-Dealer and a shareholder of the Company. Those Member-Dealers purchased merchandise from the Company during 2004. Merchandise purchases by such Member-Dealers have been and will continue to be made in the ordinary course of business and treated by the Company in exactly the same manner, including the same terms, prices and conditions, as purchases by other Member-Dealers. The chart below lists the name of each director whose term of office will continue after the annual meeting of the shareholders, and each nominee for director, and the total amount of purchases from the Company during 2004 that were made by the Member-Dealer with which the director is affiliated. None of the following Member-Dealer's purchases exceeded five percent of the Company's gross revenues for 2004. Except for purchases by Doug Ashy Building Material, Inc., all of the following Member-Dealers' purchases exceeded five percent of the Member-Dealer's gross revenues for 2004. For information regarding the relationship between each director and the affiliated Member-Dealer see "Directors and Executive Officers" above.


Name of Director                      Member-Dealer                                           Purchases During 2004
----------------                      -------------                                           ---------------------
Doug Ashy, Jr.                        Doug Ashy Building Material, Inc.                             $  1,461,457

Terrill Bartlett                      T. W. Bartlett Lumber, Inc.                                      2,543,520

Ken Blackmon                          Ken's Discount Building Materials, Inc.                            531,337

Susie Bracht-Black                    Bracht Lumber Company, Inc.                                      4,136,656

Craig E. Blum                         Woodson Lumber Company                                           2,104,860

Suzanne Elliott                       O'Day Rental & Supply, Inc.                                        719,369

William R. Hill                       Bobkat Enterprises, Inc.                                         2,188,428

Jimmy T. Pate                         Pate's Hardware, Inc.                                            1,847,622

Leroy Welborn                         Best Electric & Hardware Company                                   517,723

  REPORT OF THE BOARD OF DIRECTORS ACTING AS THE AUDIT COMMITTEE OF THE COMPANY

     The Company has no standing audit committee, such functions being performed by the Board of Directors as a whole. The Board of Directors has reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2004. The Board of Directors also discussed with the Company's independent auditors, Clyde D. Thomas & Co., the matters required to be discussed by Statement on Auditing Standards No. 61, as amended. The Board of Directors received the written disclosures and the letter from Clyde D. Thomas & Co. required by Independence Standards Board Standard No. 1 and discussed with Clyde D. Thomas & Co. its independence. Based on the review and discussions referred to above, the Board of Directors has determined to include the audited financial statements in the Company's Annual Report on Form 10-K for filing with the SEC for the year ended December 31, 2004.

     No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be filed under either the Securities Act or the Exchange Act.

                                              Board of Directors

                                              Doug Ashy, Jr.
                                              Terrill Bartlett
                                              Ken Blackmon
                                              Susie Bracht-Black
                                              Craig E. Blum
                                              Suzanne Elliott
                                              William R. Hill
                                              Don Jameson
                                              Jimmy T. Pate
                                              Leroy Welborn


                  CONSIDERATION OF AUDITOR'S FEES AND SERVICES

Audit Fees

     Fees billed or expected to be billed to the Company by Clyde D. Thomas & Co. for its audit of the Company's financial statements for the two years ended December 31, 2003 and 2004 and for its review of the financial statements included in the Company's 2003 and 2004 Quarterly Reports on Form 10-Q filed with the SEC totaled $62,000 for 2003 and $60,400 for 2004.

Audit-Related Fees

     There were no fees billed in each of the last two fiscal years for assurance and related services by Clyde D. Thomas & Co.

Tax Fees

     Fees billed to the Company by Clyde D. Thomas & Co. during the Company's 2003 and 2004 fiscal year for all tax services rendered to the Company, made up of tax related services pertaining to the Company's 401(k) Profit Sharing Plan, totaled $5,300 for 2003 and $5,500 for 2004.

All Other Fees

     There were no other fees billed in each of the last two fiscal years for products or services provided by Clyde D. Thomas & Co. other than those previously mentioned above.

     All of Clyde D. Thomas & Co.'s audit-related, tax and other services were pre-approved by the Board of Directors in April 2003 and May 2004.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors appointed Clyde D. Thomas & Co. as independent public accountants of the Company for the fiscal year ended December 31, 2004. Clyde D. Thomas & Co. has served as independent public accountants of the Company for over 20 years. On March 3, 2005 the firm informed management that the firm was retiring the auditing functions of its business and would not be available to serve as the independent public accountants for the Company for the fiscal year ended December 31, 2005. Management and the Board of Directors will be interviewing independent public accounting firms to conduct future audits. Such appointment does not require ratification or other action by the Company's shareholders. Representatives of Clyde D. Thomas & Co. are not expected to be present at the annual meeting of shareholders.


                                 OTHER BUSINESS

     The Board of Directors does not know of any other business to be presented at the annual meeting of shareholders. If any other matter properly comes before the meeting, however, the enclosed proxy card confers upon the persons entitled to vote the shares represented by such proxy discretionary authority to vote the same on behalf of the shareholders they represent in accordance with their best judgment.


                  SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

     It is anticipated that the 2006 annual meeting of shareholders of the Company will be held on April 17, 2006. Any proposal to be presented by a shareholder at the Company's 2006 annual meeting of shareholders must be received in writing by the Company at its principal executive offices (8300 Tewantin Drive, Houston, Texas 77061) not later than November 25, 2005, so that it may be considered by the Company for inclusion in its proxy statement and form of proxy relating to that meeting.

     The Company encourages shareholders to communicate directly with the Board of Directors. Communications can be sent via electronic mail to tkirbie@handyhardware.com, via facsimile to 713-388-3694, or in writing to the Company, the Board of Directors or the individual director. All communications to the Board of Directors, which are sent to the Company's address, will be forwarded to the entire Board of Directors or individual director as requested.

                                       By Order of the Board of Directors


                                       /s/ Tina S. Kirbie
                                       ---------------------------------------
                                       Tina S. Kirbie
                                       Secretary

Houston, Texas
March 25, 2005

                                      PROXY
                         HANDY HARDWARE WHOLESALE, INC.

            This Proxy is Solicited by the Board of Directors for the Annual Meeting of Shareholders to be held on April 18, 2005

     The undersigned hereby appoints Don Jameson and Jimmy T. Pate or either of them, each with full power of substitution, attorneys and proxies of the undersigned to vote as designated below all shares of Class A Common Stock of Handy Hardware Wholesale, Inc. (the "Company"), which the undersigned is entitled to vote at the annual meeting of shareholders to be held Monday, April 18, 2005 in the Grand Ballroom Salon AB of the Hobby Airport Hilton Hotel, Houston, Texas at 7:00 p.m., Houston time, or at any adjournment thereof:

     (1) ELECTION OF DIRECTORS - The undersigned hereby directs said proxies to vote:

|_| FOR the election (except as indicated below) as directors of Ken Blackmon, Susie Bracht-Black, Suzanne Elliott and Don Jameson for the respective terms set forth in the Proxy Statement.

                    Instruction:   To  withhold   authority   to  vote  for  any
                    individual nominee, write that nominee's name on the line provided below:

                    -----------------------------------------------------------

|_|                 WITHHOLD authority to vote for all nominees listed above.


     (2) OTHER MATTERS - The undersigned hereby directs the proxies to vote in their discretion on such other matters as may come before the meeting.

                  |_|      YES                       |_|      NO



     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF NO CONTRARY SPECIFICATION IS MADE, IT WILL BE VOTED FOR THE ELECTION OF THE FOUR NAMED DIRECTOR NOMINEES, AND THE PROXIES WILL VOTE IN THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

     Receipt of the Company's Notice of Annual Meeting and Proxy Statement dated March 25, 2005 is acknowledged.

     NAME OF SHAREHOLDER                    PLEASE SIGN BELOW EXACTLY AS YOUR
                                            NAME APPEARS ON THE ATTACHED LABEL


                                            ____________________________________



                                            By:_________________________________
                                                (Signature of Officer, Owner)

                                           Title:_______________________________
                                           Dated:_______________________________


Please return the proxy in the enclosed envelope, which requires no postage if mailed in the United States, by April 8, 2005.

______     NUMBER OF PEOPLE WHO PLAN TO ATTEND THE MEETING AND HOSPITALITY

______     CANNOT ATTEND MEETING